UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2020 (September 29, 2020)

ADVANCE AUTO PARTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2635 East Millbrook Road

Raleigh, North Carolina 27604

(540) 362-4911

(Address, including Zip Code, and telephone number, including area code, of principal executive offices)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.0001 per share	AAP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure under Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 29, 2020, Advance Auto Parts, Inc., a Delaware corporation (the “Company”) completed its previously announced offering of $350,000,000 aggregate principal amount of its 1.750% Notes due October 1, 2027 (the “Notes”). The terms of the Notes are governed by an indenture, dated as of April 29, 2010 (the “Base Indenture”), among the Company, the Guarantors (as defined below) from time to time party thereto and Wells Fargo Bank, National Association, as Trustee, as supplemented by the Second Supplemental Indenture, dated as of May 27, 2011 (the “Second Supplemental Indenture”), the Fourth Supplemental Indenture, dated as of December 21, 2012 (the “Fourth Supplemental Indenture”), the Fifth Supplemental Indenture, dated as of April 19, 2013 (the “Fifth Supplemental Indenture”), the Seventh Supplemental Indenture, dated as of February 28, 2014 (the “Seventh Supplemental Indenture”) and the Eighth Supplemental Indenture, dated as of September 29, 2020 (the “Eighth Supplemental Indenture” and, together with the Second Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Seventh Supplemental Indenture and the Base Indenture, the “Indenture”) for the benefit of the holders of each Note. The Notes have been registered under the Securities Act of 1933, as amended, pursuant to a registration statement filed on September 22, 2020 on Form S-3, File No. 333-248963.

The Notes bear interest at the applicable rate per annum listed in the description of the Notes above, payable semi-annually in arrears on April 1 and October 1 of each year, commencing on April 1, 2021. The Notes are unsecured and unsubordinated obligations of the Company and rank equally in right of payment with all of the Company’s other unsecured and unsubordinated debt. The Notes are jointly and severally guaranteed on a full and unconditional senior unsecured basis initially by Advance Auto Business Support, LLC, Advance e-Service Solutions, Inc., Advance Stores Company, Incorporated, Advance Trucking Corporation, B.W.P. Distributors, Inc., Driverside, Inc., Lee Holdings NC, Inc., MotoLogic, Inc., Western Auto of Puerto Rico, Inc., Western Auto of St. Thomas, Inc., WORLDPAC, Inc., GPI Technologies, LLC, WORLDPAC Puerto Rico, LLC, Worldwide Auto Parts, Inc., Straus-Frank Enterprises LLC, Advance Auto Innovations, LLC, E-Advance, LLC, AAP Financial Services, Inc., Advance Patriot, Inc., Autopart International, Inc., Crossroads Global Trading Corp., General Parts International, Inc., General Parts Distribution, LLC, General Parts, Inc., Golden State Supply LLC and Discount Auto Parts, LLC (all of which are wholly owned directly or indirectly by the Company) (collectively, the “Guarantors”).

The Indenture provides, among other things, that the Notes may be redeemed in whole or in part at any time from time to time prior to August 1, 2027 (two months prior to the maturity date of the Notes), at the Company’s option, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes being redeemed or (ii) at a make-whole redemption price determined by using a discount rate of the applicable Treasury Rate plus 25 basis points, plus, in each case, accrued and unpaid interest, if any, to the redemption date. The Notes may be redeemed in whole at any time or in part from time to time on or after August 1, 2021 (two months prior to the maturity date of the Notes), at the Company’s option, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest, if any, to the redemption date. In addition, in the event of a change of control triggering event, the Company will be required to offer to repurchase the Notes at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date.

The terms of the Indenture will, among other things, limit the ability of the Company and its subsidiaries to (i) create or incur debt secured by liens on their property or assets and (ii) enter into certain sale and leaseback transactions, and will limit the ability of the Company and the Guarantors to merge, sell, transfer, lease or convey all or substantially all of their property. These covenants are subject to a number of important limitations and exceptions that are described in the Indenture.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness and certain events of bankruptcy and insolvency. If an event of default occurs and is continuing, the Trustee or holders of at least 25% in principal amount outstanding of the Notes may declare the principal and the accrued and unpaid interest, if any, on the Notes to be due and payable. These events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Indenture.

The Eighth Supplemental Indenture dated as of September 29, 2020, among the Company, the Guarantors party thereto and Wells Fargo Bank, National Association, as Trustee, is filed herewith as Exhibit 4.6. The foregoing description of the Eighth Supplemental Indenture is qualified in its entirety by reference to the actual agreement. The Form of 1.750% Notes is filed herewith as Exhibit 4.7.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

4.1	Indenture, dated as of April 29, 2010, among Advance Auto Parts, Inc., each of the Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee (incorporated by reference from the same numbered exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 29, 2010).

4.2	Second Supplemental Indenture, dated as of May 27, 2011, among Advance Auto Parts, Inc., each of the Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee (incorporated by reference from Exhibit 10.45 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2011).

4.3	Fourth Supplemental Indenture, dated as of December 21, 2012, among Advance Auto Parts, Inc. each of the Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee (incorporated by reference from Exhibit 4.5 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 21, 2012).

4.4	Fifth Supplemental Indenture, dated as of April 19, 2013, among Advance Auto Parts, Inc. each of the Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee (incorporated by reference from Exhibit 4.6 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 19, 2013).

4.5	Seventh Supplemental Indenture, dated as of February 28, 2014, among Advance Auto Parts, Inc. each of the Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee (incorporated by reference from Exhibit 4.11 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 28, 2014).

4.6*	Eighth Supplemental Indenture, dated as of September 29, 2020, among Advance Auto Parts, Inc. each of the Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee.

4.7*	Form of 1.750% Notes due 2027 (included in Exhibit 4.6)

5.1*	Opinion of White & Case LLP.

5.2*	Opinion of Williams Mullen.

5.3*	Opinion of Brownstein Hyatt Farber Schreck, LLP.

23.1*	Consent of White & Case LLP (included in Exhibit 5.1)

23.2*	Consent of Williams Mullen (included in Exhibit 5.2)

23.3*	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.3)

101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document included in Exhibit 101.1)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: September 30, 2020	/s/ Jeffrey W. Shepherd
Jeffrey W. Shepherd
Executive Vice President, Chief Financial Officer